UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 7, 2003


                                HUMAN BIOSYSTEMS
             (Exact name of registrant as specified in its charter)

                                   000-28413
                            (Commission File Number)

           California                                      77-0481056
 (State or other jurisdiction             (I.R.S. Employer Identification No.)
                       of incorporation or organization)

                    1127 Harker Avenue, Palo Alto, CA 94301
          (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (650) 323-0943



ITEMS 1 through 4, 6 and 8 are Not Applicable.

ITEM 5. OTHER EVENTS

        Human BioSystems, a California biotechnology company, reports that David Lucas, our Chief Scientific Officer and Chief Operating Officer resigned effective October 7, 2003 to pursue other interests. There were no disagreements between the parties. Dr. Lucas has agreed to continue in a consulting capacity as needed.

        We are confident that we will identify a qualified replacement in the near future who will continue to carry out and complete the coordination of the human infusion studies that are underway for our blood platelet preservation technology. The responsibilities of the Chief Operating Officer will be carried out by Harry Masuda, our President and CEO, until a suitable candidate is selected.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND

EXHIBITS.

(a) Financial Statements of Business Acquired: Not Applicable

(b)Pro Forma Financial Information: Not Applicable

(c)     Exhibits:  Not Applicable


SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUMAN BIOSYSTEMS

By: /s/ Harry Masuda
---------------------
Harry Masuda
Chief Executive Officer

Date:  October 27, 2003